United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2021

CHINA GREEN AGRICULTURE, INC.

(Exact name of Registrant as specified in charter)

Nevada	001-34260	36-3526027
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

3rd floor, Borough A, Block A. No. 181, South Taibai Road,

Xi’an, Shaanxi province, PRC 710065

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: +86-29-88266368

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CGA	NYSE

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 30, 2021 (Beijing Time), China Green Agriculture, Inc. (“we”, the “Company”) held its FY2020 annual shareholders meeting (the “Meeting”). At the Meeting, the following proposals were submitted to a vote of the stockholders of the Company: (i) the election of seven persons to the Board of Directors of the Company (“Proposal No. 1”), (ii) to ratify the appointment of SS Accounting & Auditing Inc. (“SS”) as our independent registered public accounting firm for the fiscal year ending June 30, 2021 (“Proposal No. 2”), (iii) to approve an issuance of shares of the Company’s Common Stock, as required by the rules of the NYSE (“Proposal No. 3”), and (iv) to conduct an advisory vote on the frequency of the periodic advisory vote on executive compensation (“Proposal No. 4”). Holders of 4,770,656 shares of common stock were present by proxy at the Meeting, or 56.21% of 8,487,629 shares, the total outstanding shares, representing a quorum of more than one-third of the shares outstanding and entitled to vote at the Meeting as of the record date.

Pursuant to Proposal No. 1, Messrs. Zhuoyu Li, Jian Huang, Xiaolai Li, Shiyu Zhang, Daqing Zhu, Lianfu Liu, and Jinjun Lu were elected to serve as directors until the next annual shareholders meeting or until their successors are duly elected or appointed. 395,198 broker Non-votes are counted. The results of Proposal No. 1 were as follows:

Director Nominee	For	Abstain
Zhuoyu Li	4,297,486	77,972
Jian Huang	4,297,446	78,012
Xiaolai Li	4,298,197	77,261
Shiyu Zhang	4,309,449	66,009
Daqing Zhu	4,298,522	76,936
Lianfu Liu	4,295,863	79,595
Jinjun Lu	4,310,596	64,862

Pursuant to Proposal No. 2, the appointment of SS Accounting & Auditing Inc. as independent registered public accountants was ratified. No broker Non-votes are counted. The results of Proposal No. 2 were as follows:

	No. of Votes	No. of Votes	No. of Votes
	For	Against	Abstain
to ratify the appointment of SS	4,702,343	60,710	7,603

Pursuant to Proposal No. 3, the issuance of the Company’s common stock was approved. 395,198 broker Non-votes are counted. The results of Proposal No. 3 were as follows:

	No. of Votes	No. of Votes	No. of Votes
	For	Against	Abstain
to approve the issuance of common stocks	4,259,434	111,483	4,541

Pursuant to Proposal No. 4, the advisory vote on the frequency of the periodic advisory vote on executive compensation was duly conducted. 5,109 votes have abstained. 395,198 broker Non-votes are counted. The results of Proposal No. 4 were as follows:

	No. of Votes	No. of Votes	No. of Votes
	1 Year	2 Years	3 Years
Frequency of a Non-Binding Shareholder Vote on the Compensation of Our Named Executives	15,709	26,994	4,327,646

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GREEN AGRICULTURE, INC.

By:	/s/ Zhuoyu Li
Name:	Zhuoyu Li,
Title:	Chairman of the Board of Directors, Chief Executive Officer, and President
Date:	August 31, 2021

2